NUMBER                                                               SHARES

                           FORSYTH BANCSHARES, INC.
     Authorized To Issue 10,000,000 Shares of Common Stock - No Par Value


THIS CERTIFIES THAT                  SPECIMEN                       is the
                    ----------------------------------------------
registered holder of                                                 Shares
                    ------------------------------------------------
of the authorized common stock of Forsyth Bancshares, Inc. which are fully paid and non-assessable and which are transferable only on the books of the Corporation by the holder hereof in person or by Attorney upon surrender of this Certificate properly endorsed.

     IN WITNESS WHEREOF, the said Corporation has caused this Certificate to be signed by its duly authorized officers and its Corporate Seal to be hereunto
affixed this         day of                  A.D., 19
             -------       -----------------         ---


-------------------                                        -------------------
     Secretary                                                   President

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

     TEN COM  -- as tenants in common
     TEN ENT  -- as tenants by the entireties
     JT TEN   -- as joint tenants with right of survivorship and not as
                 tenants in common


     UNIF GIFT MIN ACT --          Custodian
                         -------------------------------------
                          (Cust)                 (Minor)
                         under Uniform Gifts to Minors

                          Act
                             ---------------------------------
                                     (State)

   Additional abbreviations may also be used thought not in the above list.

     For value received, ________________ hereby sell, assign and transfer unto PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
+------------------------------------+
|                                    |
+------------------------------------+-----------------------------------------

-------------------------------------------------------------------------------
            PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                                                         Shares
-----------------------------------------------------------------------

represented by the within Certificate, and do hereby irrevocably constitute and appoint
           --------------------------------------------------------------------

-------------------------------------------------------------------------------
Attorney to transfer the said shares on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
      --------------------------

                                   --------------------------------------------

            In presence of

      --------------------------



NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR ANY CHANGE WHATEVER.